                                                                    EXHIBIT 99.1

                     NEXPRISE, INC. REPORTS RESULTS FOR THE
                             SECOND QUARTER OF 2004

CARLSBAD, CA--JULY 22, 2004--NexPrise, Inc. (OTCBB: NXPS.OB), a provider of business process automation and management applications, today announced results for the three months ended June 30, 2004.

For the second quarter of 2004, NexPrise reported bookings, which represent contracted revenue for the next twelve months, of approximately $1.0 million, a decrease of 13% from the second quarter of 2003 but a sharp increase from the approximately $170,000 of bookings reported in the first quarter of 2004. Revenues, which are comprised of customer agreements recognized evenly over the length of the contracts and up front perpetual license fees, were approximately $672,000 for the three months ended June 30, 2004, a decrease of 33% from the comparable period in 2003 and an increase of 2% over the first quarter of 2004.

Costs and expenses in the second quarter of 2004 were approximately $1.9 million, a reduction of 31% from the costs and expenses of approximately $2.7 million, reported in the second quarter of 2003. As of June 30, 2004, NexPrise's cash, cash equivalents and short-term investments were approximately $3.6 million. Total cash used in the second quarter of 2004 was approximately $1.2 million, approximately the same as that used in the second quarter of 2003. The net loss per share in the second quarter of 2004 was $0.43, a 27% improvement from the $0.59 net loss per share from continuing operations and a 12% improvement from the $0.49 net loss per share reported in the same quarter last year.

ABOUT NEXPRISE
NexPrise, Inc., provides business process automation and management applications that can enable manufacturers to rapidly automate and manage key business processes and produce a return on investment in less than 6 months. These solutions complement and expand on currently installed enterprise systems and allow for the ongoing process improvements companies require to meet their changing business demands. NexPrise, Inc. is headquartered in Carlsbad, California. For more information, please visit www.nexprise.com.

SAFE HARBOR STATEMENT
This press release contains "forward-looking" statements, as that term is used in Section 21E of the Securities Exchange Act of 1934, about NexPrise, Inc. Forward-looking statements are denoted by such words as "contracted revenue" or "can enable" and similar terms and phrases. These types of statements address matters that are subject to risks and uncertainties, which could cause actual results to differ materially. Factors that could cause or contribute to such differences include, but are not limited to, NexPrise's ability to collect revenues associated with such contracts and its ability to continue to generate business from new contracts. In addition, our forward-looking statements should be considered in the context of other risk factors discussed in our filings with the Securities and Exchange Commission, including but not limited to our on Form 10-K and 10-Q filings, available online at http://www.sec.gov. All forward-looking statements are based on information available to the company on the date hereof, and the company assumes no obligation to update such statements.

                                  NEXPRISE, INC
                           CONSOLIDATED BALANCE SHEETS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE VALUES)

                                                                                                    JUNE 30,    DECEMBER 31,
                                                                                                     2004           2003
                                                                                                   ---------    ------------
                                                           ASSETS                                  UNAUDITED       AUDITED
Current assets:
        Cash and cash equivalents                                                                  $   2,114    $        991
        Short-term investments                                                                         1,500           5,000
        Accounts receivable                                                                              250             743
        Prepaid expenses                                                                                 192             321
        Other current assets                                                                             240             362
                                                                                                   ---------    ------------
             Total current assets                                                                      4,296           7,417
Property and equipment, net                                                                               77              40
Intangible assets, net                                                                                    69             139
Other long-term assets, net                                                                              270             317
                                                                                                   ---------    ------------
             Total assets                                                                          $   4,712    $      7,913
                                                                                                   =========    ============
                                            LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
        Accounts payable                                                                           $     104    $         94
        Accrued compensation                                                                             402             552
        Accrued expenses                                                                               1,053           1,158
        Deferred revenue                                                                               1,523           1,590
                                                                                                   ---------    ------------
             Total current liabilities                                                                 3,082           3,394
Notes payable                                                                                         11,843          11,843
Commitments and contingencies
Stockholders' deficit:
        Preferred stock, no par value:2,500 shares authorized: none issued or outstanding                 --              --
        Common stock, $.0002 par value; 20,000 shares authorized; 3,238 and 3,237 shares
          issued and outstanding                                                                          10              10
        Additional paid-in capital                                                                   631,771         631,774
        Deferred compensation                                                                            (37)           (143)
        Accumulated deficit                                                                         (642,110)       (639,118)
        Accumulated other comprehensive income                                                           153             153
                                                                                                   ---------    ------------
             Total stockholders' deficit                                                             (10,213)         (7,324)
                                                                                                   ---------    ------------
             Total liabilities and stockholders' deficit                                           $   4,712    $      7,913
                                                                                                   =========    ============

                                 NEXPRISE, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                  THREE MONTHS ENDED         SIX MONTHS ENDED
                                                                       JUNE 30,                 JUNE 30,
                                                                ----------------------    ----------------------
                                                                  2004         2003          2004        2003
                                                                ---------    ---------    ---------    ---------
Net revenues                                                    $     672    $   1,002    $   1,326    $   1,723
Costs and expenses
         Cost of product licenses and services                        242          305          554          586
         Cost of amortization of purchased technology                  34          491           68          982
         Research and development                                     571          556        1,186        1,350
         Sales and marketing                                          407          954        1,002        1,921
         General and administrative                                   636          917        1,179        1,616
         Restructuring & settlement (benefit)                          --         (493)          --         (493)
                                                                ---------    ---------    ---------    ---------
         Total costs and expenses                                   1,890        2,730        3,989        5,962
                                                                ---------    ---------    ---------    ---------
Operating loss                                                     (1,218)      (1,728)      (2,663)      (4,239)
Interest expense                                                     (189)        (189)        (378)        (378)
Interest income and other, net                                          9          128           49          161
Investment losses                                                      --         (113)          --         (113)
                                                                ---------    ---------    ---------    ---------
Loss from continuing operations                                    (1,398)      (1,902)      (2,992)      (4,569)
Gain from discontinued operations                                      --          334           --          334
                                                                ---------    ---------    ---------    ---------
Net loss                                                        $  (1,398)   $  (1,568)   $  (2,992)   $  (4,235)
                                                                =========    =========    =========    =========

Basic and diluted loss per share from continuing operations     $   (0.43)   $   (0.59)   $   (0.92)   $   (1.42)
Basic and diluted gain per share from discontinued operations   $      --    $    0.10    $      --    $    0.10
Basic and diluted net loss per share                            $   (0.43)   $   (0.49)   $   (0.93)   $   (1.32)
Weighted average common shares outstanding used
         in computing basic and diluted net loss per share          3,237        3,226        3,237        3,226


For Investor Inquiries
Jerome Natoli
NexPrise, Inc.
(650) 327-6850
ir@nexprise.com